WHEN RECORDED, RETURN TO:

Jay S. Kramer
Fennemore Craig
Two North Central Avenue
Suite 2200
Phoenix, AZ 85004

                               TENTH AMENDMENT TO
                  RESTAURANT PHASE CONSTRUCTION LOAN AGREEMENT,
                        RESTAURANT PHASE PROMISSORY NOTE
                                       AND
                           RESTAURANT PHASE LEASEHOLD
                    DEED OF TRUST AND SECURITY AGREEMENT WITH
                     ASSIGNMENT OF RENTS AND FIXTURE FILING

         THIS TENTH AMENDMENT TO RESTAURANT PHASE CONSTRUCTION LOAN AGREEMENT, RESTAURANT PHASE PROMISSORY NOTE AND RESTAURANT PHASE LEASEHOLD DEED OF TRUST AND SECURITY AGREEMENT WITH ASSIGNMENT OF RENTS AND FIXTURE FILING (the "Amendment") is made as of this 31st day of October, 1995 by and among CAMELBACK PLAZA DEVELOPMENT L.C., an Arizona limited liability company ("Borrower"), NORWEST BANK ARIZONA, NATIONAL ASSOCIATION, a national banking association
("Lender"), the successor-by-merger to Caliber Bank, an Arizona banking corporation ("Caliber"), and PERFORMANCE INDUSTRIES, INC., an Ohio corporation ("Guarantor").

         WHEREAS, Borrower and Caliber entered into that certain Restaurant Phase Construction Loan Agreement dated as of June 24, 1994, as amended by, among  others,  Amendment  to  Restaurant  Phase  Construction  Loan  Agreement,
Restaurant Phase Promissory Note, and Restaurant Phase Deed of Trust dated September 21, 1994, recorded on September 26, 1994 as Instrument No. 94-0702378, Records of Maricopa County, Arizona, Second Amendment to Restaurant Phase Construction Loan Agreement dated April 26, 1995, Third Amendment to Restaurant Phase Construction Loan Agreement dated May 19, 1995, Fourth Amendment to Restaurant Phase Construction Loan Agreement dated June 19, 1995, Fifth Amendment to Restaurant Phase Construction Loan Agreement dated June 26, 1995, Sixth Amendment to Restaurant Phase Construction Loan Agreement dated July 24, 1995, Seventh Amendment to Restaurant Phase Construction Loan Agreement dated August 18, 1995, Eighth Amendment to Restaurant Phase Construction Loan Agreement dated August 30, 1995 and Ninth Amendment to Restaurant Phase Construction Loan Agreement dated September 26, 1995 (the "Loan Agreement"), pursuant to which Caliber advanced $1,900,000 to Borrower (the "Construction Loan"), which Construction Loan was placed in a reserve deposit account (the "Reserve Account") with Caliber and, simultaneously, Caliber issued an unconditional letter of credit (the "Original Letter of Credit") in favor of Hard Rock Cafe Investors, Ltd. XIV, a California limited partnership ("Tenant");

         WHEREAS, the Construction Loan is evidenced by the Loan Agreement and that certain Restaurant Phase Promissory Note dated June 24, 1994 from Borrower in favor of Caliber in the original amount of $1,900,000 (the "Note"), and is secured by, among others, that certain Restaurant Phase Leasehold Construction Deed of Trust and Security Agreement with Assignment of Rents and Fixture Filing dated June 24, 1994 from Borrower in favor of Caliber, recorded on July 8, 1994 as Instrument No. 94-0528680, Records of Maricopa County, Arizona, as amended by Amendment to Restaurant Phase Construction Loan Agreement, Restaurant Phase Promissory Note, and Restaurant Phase Deed of Trust dated September 21, 1994, recorded on September 26, 1994 as Instrument No. 94-0702378, Records of Maricopa County, Arizona (collectively, the "Deed of Trust"), which encumbers the Mortgaged Property described therein;

         WHEREAS, the Original Letter of Credit expired on its own terms without any draws by Tenant thereunder, but, at the request of Borrower, Lender has subsequently advanced, in the aggregate, $1,288,575.88 to Hard Rock America (Phoenix) L.P., a Delaware limited partnership ("HRC"), the assignee of Tenant, from the Reserve Account (the "Prior Advances");

         WHEREAS, the remaining balance held in the Reserve Account, $611,424.12, shall be applied as a prepayment under the Restaurant Note (which may be readvanced pursuant to that certain Tri-Party Agreement dated October 31, 1995 among Borrower, Lender and HRC (the "Tri-Party Agreement")); and

         WHEREAS, in lieu of issuing a replacement letter of credit in favor of HRC in the amount of $611,424.12, Borrower, Guarantor, Lender and HRC executed and delivered the Tri- Party Agreement which provides for the disbursement by Lender, on behalf of Borrower, to HRC of $611,424.12 upon the terms and conditions contained therein;

         NOW, THEREFORE, in consideration of the premises set forth above and the covenants and agreements contained herein, and other consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Borrower, intending to be legally bound, agree as follows:

         1. Interpretation. Except as otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed thereto in the Deed of Trust. In the event of any conflicts between the terms and provisions of this Amendment and the terms and provisions of the Loan Documents, the terms and provisions of this Amendment shall govern and prevail.

         2. Conditions Precedent. The effectiveness of this Amendment is subject to the condition precedent that Lender shall have received on or before the date hereof the following, in form and substance satisfactory to Lender:

                   (a) This Amendment, duly executed and delivered by Borrower and Guarantor.

                   (b) Certified copies of the resolutions of the boards of directors of Performance Camelback Development Corp. and Guarantor authorizing the execution, delivery and performance of this Amendment and any other documents, agreements or certificates required by Lender or any other Person in connection with the transactions contemplated by this Amendment.

                   (c) An incumbency certificate from the Secretary or an Assistant Secretary of Performance Camelback Development Corp. and Guarantor, certifying the names and true signatures of the officers of Performance Camelback Development Corp. and Guarantor authorized to sign this Amendment and the other documents to be delivered by them hereunder.

                   (d) Current certificates of good standing for Borrower and Guarantor issued by the applicable governmental agency of their state of formation.

                   (e) An Amendment to the Retail Phase Construction Loan Agreement, Retail Phase Promissory Note and Retail Phase Leasehold Construction Deed of Trust and Security Agreement with Assignment of Rents and Fixture Filing from Borrower and Guarantor in favor of Lender, and satisfaction of all conditions to the effectiveness thereof.

                   (f) A Cash Collateral Account Agreement from Borrower and Guarantor in favor of Lender.

                   (g) A Tri-Party Agreement among Borrower, HRC and Lender.

                   (h) A commitment fee of $61,250 for the Mini-Perm Loan (as defined below) commitment (which shall be deemed fully earned upon payment and shall not be applicable to the indebtedness).

                   (i) An opinion of Borrower's and Guarantor's counsel from legal counsel and in form and substance satisfactory to Lender.

                   (j) Such endorsements to Lender's existing title policy as may be requested by Lender insuring the continued priority of Lender's lien, in the same priority as stated in the original title policy, subject only to the exceptions shown in the title policy and current taxes and assessments.

                   (k) A copy of HRC's construction budget and all construction contracts for the improvements on the Mortgaged Property, certified by HRC.

                   (l) A Ground Lessor Estoppel Certificate and Agreement in form and substance satisfactory to Lender.

                   (m) Evidence that HRC has been duly formed and is validly existing as a limited partnership under the laws of the State of Delaware.

                   (n) A copy of the Assignment and Assumption of Lessee's Interest Under Lease between Tenant and HRC.

                   (o) Evidence of compliance with all insurance requirements under the Loan Documents and the Ground Lease.

                   (p) The balance sheets, statements of income and changes in financial position of Borrower for the fiscal year ending December 31, 1994 and the year-to-date ending September 30, 1995, accompanied by a statement from the President or chief financial officer of the managing member of Borrower that the same have been prepared in accordance with GAAP.

                   (q) The balance sheets, statements of income and changes in financial position of Guarantor for the fiscal year ending December 31, 1994 and the fiscal quarter ending September 30, 1995, accompanied by a statement from the President or chief financial officer of Guarantor that the same have been prepared in accordance with GAAP and, with respect to the fiscal year-end information, certified with an unqualified opinion from independent public accountants acceptable to the Lender.

                   (r) Copies of Guarantor's quarterly report on Form 10-Q for the fiscal quarter ending March 31, 1995 and annual report on Form 10-K for the fiscal year ending December 31, 1994, together with all exhibits and schedules thereto, and copies of any reports of Guarantor on Form 8-K, and all exhibits and schedules thereto, not previously provided to Lender.

                   (s) All costs and expenses incurred by Lender in connection with the negotiation, due diligence and documentation of this Amendment and any other agreements relating to the Mortgaged Property.

                   (t) Such other documents, instruments, approvals (and, if requested by the Lender, certified duplicates of executed copies thereof) or opinions as the Lender may request.

         3. Representations and Warranties. Borrower and Guarantor, jointly and severally, represent and warrant as follows:

                   (a) Borrower is a limited liability company duly formed and validly existing under the laws of the State of Arizona.

                   (b) Guarantor is a corporation duly formed and validly existing under the laws of the State of Ohio and Guarantor is duly qualified to transact business as a foreign corporation in the State of Arizona.

                   (c) The execution, delivery and performance by Borrower and Guarantor of this Amendment and any other documents, agreements or certificates required by Lender in connection with the transactions contemplated by this Amendment are within their company or corporate powers, have been duly authorized by all necessary action, do not contravene (i) their organizational documents or (ii) any law or contractual restriction binding on or affecting Borrower or Guarantor, and do not result in or require the creation of any lien, security interest or other charge or encumbrance (other than pursuant to this Agreement and the other documents executed in connection herewith) upon or with respect to any of their properties.

                   (d) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by Borrower or Guarantor of this Amendment and any other documents, agreements or certificates required by Lender in connection with the transactions contemplated by this Amendment.

                   (e) This Amendment and any other documents, agreements or certificates required by Lender in connection with the transactions contemplated by this Amendment are the legal, valid and binding obligations of Borrower and Guarantor enforceable against them in accordance with their respective terms (except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally or subject to general principles of equity).

                   (f) There is no pending or, to the best of Borrower's or Guarantor's knowledge, threatened action, investigation or proceeding before any court, governmental agency or arbitrator against or affecting Borrower, Guarantor or any of their affiliates which, if adversely determined, would materially adversely affect the financial condition or operations of Borrower or Guarantor or their affiliates.

                   (g) The balance sheet of Borrower and the related statements of income and of changes in financial position of Borrower and for its fiscal year most recently ended, copies of which have been furnished to Lender, present fairly the financial condition of Borrower as of such date and the results of the operations of Borrower for the period ended on such date, all in accordance with GAAP consistently applied; and since the date of such statement, there has been no material adverse change in Borrower's financial condition or operations. The balance sheet of Guarantor, and the related statements of income and changes in financial position of Guarantor, for its fiscal year most recently ended, fairly present the financial condition of Guarantor at such date and the results of operations for the period then ended, all in accordance with GAAP consistently applied; and since such date there has been no material adverse change in Guarantor's financial condition or operations.

         4.       Amendments to Loan Agreement.   (a)    Section 1.5 of the Loan
Agreement is hereby deleted in its entirety and the following inserted therefor:


                           1.5 "Completion Date": December 29, 1995.

(b) Section 1.18 of the Loan Agreement is hereby deleted in its entirety and the following inserted therefor:

                           1.18 "Lender": Norwest Bank Arizona, National Association, a national banking association, whose address, for the purpose of this Agreement, and particularly provisions hereof relating to notice is: Norwest Bank Arizona, 3300 North Central Avenue, M.S. 9008, Phoenix, AZ 85012-2501, Attn: Ms. Vicki Slade, Vice President.

(c) The first and second paragraphs of Section 2.1 of the Loan Agreement are hereby deleted in their entirety and the following inserted therefor:

                           2.1 Note. The  Construction  Loan is evidenced by and
                  payable as to principal, interest and premiums, if any, in accordance with the Note, as it may be amended, modified, supplemented, restated or replaced from time to time.

(d) Section 6.4 of the Loan Agreement is hereby deleted in its entirety and the following inserted therefor:

                           6.4 Records. Borrower shall maintain, and shall cause
                  Guarantor to maintain, proper books of record and account, in which full and correct entries shall be made in accordance with generally accepted accounting principles, of all its business and affairs. Borrower shall furnish to Lender, or cause Guarantor to furnish to Lender:

                                    6.4.1 As soon as available  and in any event
                  within forty-five (45) days after the end of each of the first three quarters of each fiscal year of Borrower and as soon as available and in any event within one-hundred twenty (120) days after the end of each fiscal year of Borrower, balance sheets, statements of income and changes in financial position of Borrower for the period commencing at the end of the previous fiscal year and ending with the end of such quarter or fiscal year, as applicable, accompanied by a compliance certificate in the form attached hereto as Exhibit "D" and incorporated herein by this reference (the "Borrower Compliance Certificate").

                                    6.4.2 As soon as available  and in any event
                  within forty-five (45) days after the end of each of the first three quarters of each fiscal year of Guarantor and as soon as available and in any event within one-hundred twenty (120) days after the end of each fiscal year of Guarantor, balance sheets, statements of income and changes in financial position of Guarantor for the period commencing at the end of the previous fiscal year and ending with the end of such quarter or fiscal year, as applicable, accompanied by a statement from the President or chief financial officer of Guarantor that the same have been prepared in accordance with GAAP and, with respect to the fiscal year-end information, certified with an unqualified opinion from independent public accountants acceptable to the Lender, together with a compliance certificate in the form attached hereto as Exhibit "E" and incorporated herein by this reference (the "Guarantor Compliance Certificate").

                                    6.4.3 On or before  fifteen  (15) days after
                  delivery to the Securities Exchange Commission, copies of Guarantor's quarterly report on Form 10-Q and annual report on Form 10-K reports, together with all exhibits and schedules thereto. On or before five (5) days after delivery to the Securities Exchange Commission, copies of Guarantor's reports on Form 8-K, and all exhibits and schedules thereto.

(e) Section 6 of the Loan Agreement is hereby amended to add the following:

                           6.14 Negative Covenants.  So long as any indebtedness
                  of Borrower or Guarantor to Lender remains unpaid, without the prior written consent of the Lender, Borrower will not do, or permit to be done, the following:

                           (a) Make any loan to an affiliate.

                           (b) Incur any  guarantee  of any  indebtedness  of an
                  affiliate.

                           (c) Borrow money from, or otherwise create indebtedness to, any affiliate unless such borrowing or the creation of such indebtedness is specifically subordinated in writing to the indebtedness of Borrower and Guarantor to Lender and the terms and conditions of all such subordinated borrowings and indebtedness shall be subject to prior written approval of Lender.

                           (d) Permit any further  encumbrance  on the Mortgaged
                  Property.

(f) Section 7 of the Loan Agreement is hereby amended to add the following:

                           7.11 Retail Phase  Construction  Loan  Agreement.  An
                  event of default shall occur and be continuing under that certain Retail Phase Construction Loan Agreement dated as of June 24, 1994 between Borrower and Caliber Bank and any documents or instruments now or hereafter evidencing, securing or otherwise relating to the $3,000,000 loan (the "Retail Phase Loan") advanced or to be advances thereunder (together with any amendments, modifications or supplements thereto, or restatements thereof, the "Retail Phase Loan Documents").

and (g)     Section 10 of the Loan  Agreement is hereby  deleted in its entirety and the following inserted therefor:

                           10.      MINI-PERMANENT LOAN.
                                    -------------------

                                    Provided  that no Event of Default under the
                  Loan Documents or "event of default" under the Retail Phase Loan Documents has occurred and is continuing on December 31, 1995, and provided further that Borrower has complied by such date with the conditions precedent enumerated in the Mini-Perm Loan Documents (as defined below), the maturity date of the Construction Loan and the Retail Phase Loan shall be extended for a period of forty (40) months from December 31, 1995 (the "Mini- Perm Loan"). Borrower and Lender shall execute and deliver loan documents in the form attached hereto as Exhibits "F-1" and "F-2" and incorporated herein by this reference (the "Mini-Perm Loan Documents").

         5. Amendments to Note. (a) Section 3 of the Note is hereby deleted in its entirety and the following inserted therefor:

                           3.       INTENTIONALLY DELETED.

(b) Section 4 of the Note is hereby amended to add the following:

                  Holder has applied the remaining funds held in the Reserve Account in the amount of $611,424.12 (the "Reserve Account Prepayment") to the indebtedness evidenced by the Note. Notwithstanding anything to the contrary contained in the Loan Agreement, this Note or the other Loan Documents, Maker shall be deemed to have reborrowed all or any portion of the Reserve Account Prepayment disbursed by Holder to Hard Rock America (Phoenix) L.P. ("Tenant"), pursuant to that certain Tri-Party Agreement dated October 31, 1995 among Maker, Holder and Tenant (the "Tri-Party Agreement"). To the extent that all or any portion of the Reserve Account Prepayment has not been disbursed to Tenant on or before December 31, 1995, Holder shall advance to Maker under the Exchange Note and deposit into a bank- controlled, non-interest bearing account the remainder of the Reserve Account Prepayment. After December 31, 1995, the remainder of the Reserve Account Prepayment shall bear interest and be subject to all of the terms and provisions of the Exchange Note and the Loan Documents. Provided that no demand has been made for the remainder of the Reserve Account Prepayment on or before January 31, 1995 by Tenant, any portion of the Reserve Account Prepayment that has not been disbursed to Tenant on February 8, 1996 shall be applied as a prepayment of the Note in accordance with the terms of the Exchange Note. Notwithstanding the foregoing, in the event that a final, non-appealable order is entered requiring Holder to disburse any portion of the Reserve Account Prepayment applied as a prepayment of the Note in accordance with the terms of the Exchange Note, such disbursement shall be added to the principal amount of the Exchange Note and bear interest and be subject to all of the terms and provisions of the Exchange Note and the Loan Documents.

and (c) Exhibits "A" and "B" to the Note are hereby deleted in their entirety.

         6. Deed of Trust. (a) Paragraphs "TWO" and "THREE" on page 4 of the Deed of Trust are hereby deleted in their entirety and the following inserted therefor:

                           TWO:  Payment of the  indebtedness  evidenced by that
                  certain Retail Phase Promissory Note dated June 24, 1994 from Trustor payable to Beneficiary in the original amount of $3,000,000 (the "Retail Phase Note"), and any other sums Trustor or any successor in ownership hereafter may borrow from Beneficiary (or any successor or assign of Beneficiary) when evidenced by a promissory note or promissory notes, reciting that it is secured by this Deed of Trust.

                           THREE:  Payment of all other monies  herein or in the
                  Loan Documents (as defined below) agreed or provided to be paid by Trustor or Performance Industries, Inc. ("Guarantor").

(b) The first paragraph on page 5 of the Deed of Trust is hereby deleted in its entirety and the following inserted therefor:

                           This Deed of Trust, the Note, that certain  Tri-Party
                  Agreement dated October 31, 1995 among Trustor, Beneficiary and Hard Rock America (Phoenix) L.P. (the "Tri-Party Agreement"), the Cash Collateral Agreement dated October 31, 1995 among Trustor, Guarantor and Beneficiary (the "Cash Collateral Agreement") and any other agreement given by Trustor or Guarantor to evidence or secure the obligations under the Note are sometimes hereinafter referred to collectively as the "Loan Documents".

(c) Section 1.2 of the Deed of Trust is hereby amended to add the following:

                  Trustor shall not, without the prior written approval of Beneficiary, create or suffer to exist any mortgage, lien, charge, encumbrance, easement, or license of any kind on, or pledge of, the Mortgaged Property.

(d) Section 1.6.4 of the Deed of Trust is hereby deleted in its entirety and the following inserted therefor:

                           1.6.4 The  architect  for the  Improvements  shall be
                  required to provide architect's professional liability insurance with a limit of liability of not less than $1,000,000.00. This policy shall permit claims to be filed thereunder for a period of not less than three (3) years following the completion of the Improvements.

(e) Section 1.10.2 of the Deed of Trust is hereby deleted in its entirety and the following inserted therefor:

                           1.10.2 Except for leases for premises of less than 1,000 rentable square feet, a default by Trustor in the performance of any lease assigned to Beneficiary, by reason of which default the tenants have the right to cancel such lease or to claim any diminution of or offset against future rents, shall, at the option of Beneficiary, constitute a default hereunder and under the Loan Documents, and Beneficiary shall have all the rights and remedies herein as if such default had occurred under this Deed of Trust.

(f) The second paragraph of Section 1.12 of the Deed of Trust is hereby deleted in its entirety and the following inserted therefor:

                  Trustor shall furnish Beneficiary and shall cause Guarantor to furnish to Beneficiary:

                                    (a) As soon as  available,  but in no  event
                  later than 45 days after each fiscal quarter (including Borrower's and Guarantor's fiscal year-end quarter), an unaudited balance sheet as of the end of the relevant fiscal quarter and an unaudited statement of income for the same period, setting forth in each case in comparative form the figures for the corresponding periods of the preceding year, all in reasonable detail, prepared in accordance with generally accepted accounting principles consistently applied and certified as complete and correct, subject to changes resulting from year end adjustments, by a principal financial officer of Trustor or Guarantor, as the case may be, together with the Borrower Compliance Certificate or Guarantor Compliance Certificate, as applicable, as required pursuant to the Loan Agreement; and

                                    (b)  Within  120 days  after the end of each
                  fiscal year, an unaudited balance sheet of Trustor and an audited balance sheet of Guarantor, as at the end of such year, setting forth in comparative form the figures for the previous calendar year, all in reasonable detail and, with respect to Guarantor, accompanied by an opinion thereon of independent certified public accounts, who shall have been approved by Beneficiary, which opinion shall state that such financial statements fairly present the financial condition of Guarantor (subject to such reasonable qualifications as may be necessary, so long as the substance of the qualification does not involve a scope limitation imposed by Guarantor on such accountants, their audit, or audit procedures), that such financial statements have been prepared in accordance with generally accepted accounting principles consistently applied (except for changes in application in which such accountants concur), that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and accordingly, included such tests of the accounting records and such other auditing procedures as were considered necessary under the circumstances, and, in the course of such examination such accountants did not become aware of any Event of Default, or act, omission or event that with the giving of notice and/or passage of time would constitute an Event of Default, under the Loan Documents. Trustor will furnish Beneficiary and cause Guarantor to furnish Beneficiary with such other financial information, reports, and statements, pro forma or otherwise, as Beneficiary may from time to time reasonably request concerning the financial affairs and business operations of Trustor or Guarantor.

                                    (c) On  January  1 and July 1 of each  year,
                  current rent rolls and financial and accounting data relative to the Improvements and operation of the business conducted therein, in form and substance satisfactory to Beneficiary.

                                    (d) On or before  fifteen  (15)  days  after
                  delivery to the Securities Exchange Commission, copies of Guarantor's quarterly report on Form 10-Q and annual report on Form 10-K reports, together with all exhibits and schedules thereto. On or before five (5) days after delivery to the Securities Exchange Commission, copies of Guarantor's reports on Form 8-K, and all exhibits and schedules thereto.

(g) Article I of the Deed of Trust is hereby amended to add the following:

                           1.26 Completion. Construction of the Improvements will be made in accordance with the Completion Schedule and will be completed on or before the Completion Date.

                           1.27  No  Conditions  Precedent.  There  shall  be no
                  amendment to or any change or modification in or any termination or curtailment of any document, instrument, or agreement delivered to Beneficiary as a condition precedent to effectiveness of this Deed of Trust without the prior written consent of Beneficiary.

                           1.28 Construction. All construction of the Improvements will be accomplished in accordance with the Plans and Specifications and this Deed of Trust and the other Loan Documents.

(h) Section 2.1.1 of the Deed of Trust is hereby deleted in its entirety and the following inserted therefor:

                           2.1.1 Breach or default in payment of any  principal,
                  interest or other indebtedness evidenced by the Note and/or any other indebtedness or payments of money secured hereby, including, without limitation, that certain Retail Phase Note, which is not cured within ten (10) days after the occurrence of such breach or default; or

(i) All notices to Beneficiary under Section 3.6.1 of the Deed of Trust shall be addressed as follows:

         To Beneficiary:    Norwest Bank Arizona
                            3300 North Central Avenue
                            M.S. 9008
                            Phoenix, AZ 85012-2501
                            Attn:  Ms. Vicki Slade, Vice President

         With a copy to:    Jay S. Kramer
                            Fennemore Craig
                            Two North Central Avenue
                            Suite 2200
                            Phoenix, AZ 85004-2390

(j) Section 3.14 of the Deed of Trust is hereby deleted in its entirety and the following inserted therefor:

                           3.14 Conveyance of Property;  Change of Ownership. In
                  order to protect Beneficiary under this Deed of Trust and the other Loan Documents, Trustor agrees that if either (i) Trustor sells, conveys, transfers, disposes, of, or leases (except as provided in Section 1.10.1 of the Deed of Trust) the Property or any portion thereof, either voluntarily, involuntarily, or otherwise, or enters into an agreement so to do so, or (ii) if there is any change in the general partners, shareholders, or members of Trustor without the prior written consent of Beneficiary (other than transfers as a result of death or transfers by a natural person to a member or members of his or her immediate family or transfers by any natural persons in connection with a bona fide estate planning), Trustor shall, not less than thirty (30) days prior to any such event, notify Beneficiary in writing of the occurrence of any such event, and Beneficiary, whether or not it received such notice, upon the occurrence of any one or more of any such events, shall have the right to declare the obligations under that certain Retail Phase Construction Loan Agreement dated as of June 24, 1994 between Trustor and Caliber Bank and any documents or instruments now or hereafter evidencing, securing or relating to the Retail Phase Note (together with any amendments, modifications or supplements thereto, or restatements thereof, the "Retail Phase Loan Documents") and the Loan Documents immediately due and payable, together with all accrued and unpaid interest and other amounts due hereunder and under the other Loan Documents and under the Retail Phase Loan Documents, which sum shall be applied, after being applied to payment of all other sums secured hereby then due and payable in such order as Beneficiary may determine, to the reduction of the unpaid principal balance of the Note and the Retail Phase Note. In the event that Beneficiary's obligations under the Tri-Party Agreement have not expired prior to the declaration by Beneficiary that the obligations under the Retail Phase Loan Documents and the Loan Documents are immediately due and payable, Trustor shall deposit with Beneficiary an amount equal to the then remaining obligation of Beneficiary under the Tri-Party Agreement, which
                  Beneficiary shall hold in a bank-controlled, non-interest bearing account for payment of any obligations of Beneficiary to HRC under the Tri- Party Agreement.

                           Trustor  agrees to submit or cause to be submitted to
                  Beneficiary within thirty (30) days after December 31 of each calendar year after the date hereof, without further request from Beneficiary, and within ten (10) days after any written request by Beneficiary for the same, a sworn, notarized certificate signed by Trustor or the general partners or officer of Trustor stating whether (i) the property encumbered by this Deed of Trust or any part thereof has been conveyed, transferred, assigned, sold or leased, and (ii) there has been any change in the general partners, shareholders, or members of Trustor.

and (k) Article III of the Deed of Trust is hereby amended to add the following:

                           3.18 General Indemnification. Trustor agrees to indemnify and hold Beneficiary harmless from and against any claim, liability, expense, or cause of action arising out of Trustor's ownership of the Mortgaged Property (including environmental liabilities and claims related to any Hazardous Substance or otherwise), Trustor's construction, use, and occupancy of the Improvements and the mortgaging of the Mortgaged Property to Beneficiary.

         7. Lien Priority. Borrower and Lender acknowledge and agree that the lien of the Deed of Trust and any other document evidencing, securing or guaranteeing the Note and all advances made thereunder are, and shall remain, junior and inferior in lien and in payment to the lien and payment of that certain Retail Phase Leasehold Construction Deed of Trust and Security Agreement with Assignment of Rents and Fixture Filing dated June 24, 1994 from Borrower in favor of Lender, recorded on September 26, 1994 as Instrument No. 94-0702374, Records of Maricopa County, Arizona, as amended by Amendment to Retail Phase Construction Loan Agreement, Retail Phase Promissory Note, and Retail Phase Deed of Trust dated September 21, 1994, recorded on September 26, 1994 as Instrument No. 94-0702377, Records of Maricopa County, Arizona, and Second Amendment to Retail Phase Construction Loan Agreement, Retail Phase Promissory Note, and Retail Phase Deed of Trust dated October 31, 1995 between Borrower and Lender, and recorded concurrently herewith, and the promissory note secured thereby and all advances made thereunder.

         8.       Release Of Lender and Caliber.
                  -----------------------------

                  (a) As additional consideration for the agreements by Lender as set forth in this Amendment, Borrower and Guarantor hereby release and forever discharge Lender and Caliber, and their agents, servants, employees, directors, officers, attorneys, branches, affiliates, subsidiaries, successors and assigns and all persons, firms, corporations, and organizations in their behalf, of and from all damage, loss, claims, demands, liabilities, obligations, actions and causes of action whatsoever which Borrower or Guarantor may now have or claim to have against Lender or Caliber, whether presently known or unknown, and of every nature and extent whatsoever on account of or in any way touching, concerning, arising out of or founded upon the Note, the Loan Documents or upon this Amendment, including, without limitation, all such loss or damage of any kind heretofore sustained, or that may arise as a consequence of the dealings between the parties prior to the date hereof. The release set forth above shall not extend to any claim arising after the date hereof to the extent based on acts or omissions of Lender or Caliber occurring after such date, except that such release is specifically intended by the parties to include the transactions leading up to the execution of this Amendment. This Amendment and the covenants contained in this Section 8 are contractual, and not a mere recital, and the parties hereto acknowledge and agree that no liability whatsoever is admitted on the part of any party, except as provided for by the Loan Documents and this Amendment.

                  (b) Borrower and Guarantor acknowledge and agree that Lender is not, and shall not be, obligated in any way to continue or undertake any loan, financing or other credit arrangement with Borrower, including, without limitation, any renewal of the indebtedness evidenced by the Note, beyond the maturity date thereof as set forth therein.

         9.       Miscellaneous Provisions.

                  (a) Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Arizona.

                  (b) Counterparts. This Amendment may be executed in one or more counterparts, each of which shall constitute an original and all of which combined shall constitute one and the same instrument.

                  (c) Headings. Paragraph or other headings contained in this Amendment are for reference purposes only and are not intended to affect in any way the meaning or interpretation of this Amendment.

                  (d) Binding Effect. All of the provisions of this Amendment shall be binding upon and inure to the benefit of Borrower and Lender and their permitted successors and assigns, including without limitation any successor trustor or beneficiary under this Deed of Trust.

         10. Amendment. The Deed of Trust and all other Loan Documents, including without limitation the Guaranty and Subordination Agreement, shall remain in full force and effect, except as modified by this Amendment, and the liability thereunder, the liens and security interests granted therein and the priority thereof, and the continued enforceability thereof, is hereby acknowledged, confirmed and ratified by Borrower and Guarantor. By execution of this Amendment, Guarantor acknowledges and agrees that it remains jointly and severally liable for all of the debts and obligations of Borrower and all debts of Borrower to Guarantor shall remain subordinate and inferior in all respects to the indebtedness evidenced by the Reimbursement Agreement.

         11. ARBITRATION. EXCEPT FOR "CORE PROCEEDINGS" UNDER THE UNITED STATES BANKRUPTCY CODE, THE PARTIES AGREE TO SUBMIT TO BINDING ARBITRATION ALL CLAIMS, DISPUTES AND CONTROVERSIES BETWEEN OR AMONG THEM, WHETHER IN TORT, CONTRACT OR OTHERWISE (AND THEIR RESPECTIVE EMPLOYEES, OFFICERS, DIRECTORS, ATTORNEYS, AND OTHER AGENTS) ARISING OUT OF OR RELATING TO IN ANY WAY THIS AMENDMENT OR THE LOAN DOCUMENTS. ANY ARBITRATION PROCEEDING WILL (A) PROCEED IN PHOENIX, ARIZONA;
(B) BE  GOVERNED BY THE FEDERAL  ARBITRATION  ACT (TITLE 9 OF THE UNITED  STATES
CODE); AND (C) BE CONDUCTED IN ACCORDANCE WITH THE COMMERCIAL ARBITRATION RULES OF THE AMERICAN ARBITRATION ASSOCIATION ("AAA"). THIS ARBITRATION REQUIREMENT DOES NOT LIMIT THE RIGHT OF ANY PARTY TO (I) FORECLOSE AGAINST REAL OR PERSONAL PROPERTY COLLATERAL; (II) EXERCISE SELF-HELP REMEDIES RELATING TO COLLATERAL OR PROCEEDS OF COLLATERAL SUCH AS SETOFF OR REPOSSESSION; OR (III) OBTAIN PROVISIONAL ANCILLARY REMEDIES SUCH AS REPLEVIN, INJUNCTIVE RELIEF, ATTACHMENT OR THE APPOINTMENT OF A RECEIVER, BEFORE, DURING OR AFTER THE PENDENCY OR ANY ARBITRATION PROCEEDING. THIS EXCLUSION DOES NOT CONSTITUTE A WAIVER OF THE RIGHT OR OBLIGATION OF ANY PARTY TO SUBMIT ANY DISPUTE TO ARBITRATION, INCLUDING THOSE ARISING FROM THE EXERCISE OF THE ACTIONS DETAILED

IN CLAUSES (I), (II) AND (III) ABOVE. ANY ARBITRATION PROCEEDING WILL BE BEFORE A SINGLE ARBITRATOR SELECTED ACCORDING TO THE COMMERCIAL ARBITRATION RULES OF THE AAA. THE ARBITRATOR WILL BE A NEUTRAL ATTORNEY WHO HAS PRACTICED IN THE AREA OF COMMERCIAL LAW FOR A MINIMUM OF TEN YEARS. THE ARBITRATOR WILL DETERMINE WHETHER OR NOT AN ISSUE IS ARBITRABLE AND WILL GIVE EFFECT TO THE STATUTES OF
LIMITATION IN DETERMINING ANY CLAIM. JUDGMENT UPON THE AWARD RENDERED BY THE ARBITRATOR MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. IN ANY ARBITRATION PROCEEDING, THE ARBITRATOR WILL DECIDE (BY DOCUMENTS ONLY OR WITH A HEARING AT THE ARBITRATOR'S DISCRETION) ANY PRE-HEARING MOTIONS WHICH ARE SIMILAR TO MOTIONS TO DISMISS FOR FAILURE TO STATE A CLAIM OR MOTIONS FOR SUMMARY ADJUDICATION. IN ANY ARBITRATION PROCEEDING DISCOVERY WILL BE PERMITTED AND WILL BE GOVERNED BY THE ARIZONA RULES OF CIVIL PROCEDURE. ALL DISCOVERY MUST BE COMPLETED NO LATER THAN 20 DAYS BEFORE THE HEARING DATE AND WITHIN 180 DAYS OF THE COMMENCEMENT OF ARBITRATION PROCEEDINGS. ANY REQUESTS FOR AN EXTENSION OF
THE DISCOVERY PERIODS, OR ANY DISCOVERY DISPUTES, WILL BE SUBJECT TO FINAL DETERMINATION BY THE ARBITRATOR UPON A SHOWING THAT THE REQUEST FOR DISCOVERY IS ESSENTIAL FOR THE PARTY'S PRESENTATION AND THAT NO ALTERNATIVE MEANS FOR
OBTAINING INFORMATION IS AVAILABLE. THE ARBITRATOR SHALL AWARD COSTS AND EXPENSES OF THE ARBITRATION PROCEEDING IN ACCORDANCE WITH THE PROVISIONS OF THIS AGREEMENT. EXCEPT AS OTHERWISE PROVIDED HEREIN, THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ARIZONA, WITHOUT REGARD TO ITS CONFLICT OF LAWS RULES.


               -------               -------               -------
               INITIAL               INITIAL               INITIAL

         IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.


                                          BORROWER:

                                          CAMELBACK PLAZA DEVELOPMENT L.C.,
                                          an Arizona limited liability company

                                          By:      Performance Camelback
                                                   Development Corp., an Arizona
                                                   corporation
                                                   Managing Member


                                                   By:  /s/ James W. Brown
                                                   -----------------------
                                                   Name: James W. Brown
                                                   -----------------------
                                                   Title:   Secretary
                                                   -----------------------


                                          LENDER:

                                          NORWEST BANK ARIZONA, NATIONAL
                                          ASSOCIATION, a national banking
                                          association


                                          By:  /s/ Timothy J. Stouffer
                                          ----------------------------
                                          Name:  Timothy J. Stouffer
                                          ----------------------------
                                          Title:   Vice President
                                          ----------------------------


                                          GUARANTOR:

                                          PERFORMANCE INDUSTRIES, INC., an Ohio
                                          corporation


                                          By:  /s/ James W. Brown
                                          -----------------------
                                          Name: James W. Brown
                                          -----------------------
                                          Title:   Treasurer
                                          -----------------------

STATE OF ARIZONA              )
                              )       ss.
County of Maricopa            )

         On this 14th day of March, 1996, before me, the undersigned notary public, in and for said state, personally appeared James W. Brown, the Secretary of Performance Camelback Development Corp., an Arizona corporation, the managing member of CAMELBACK PLAZA DEVELOPMENT L.C., an Arizona limited liability company, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

         WITNESS my hand and official seal.

                                                           Terri L. Smith
                                                           -------------------
                                                           Notary Public

My Commission Expires:

August 18, 1999


STATE OF ARIZONA              )
                              )       ss.
County of Maricopa            )

         On this 14th day of March, 1996, before me, the undersigned notary public, in and for said state, personally appeared Timothy J. Stouffer, the Vice President of NORWEST BANK ARIZONA, NATIONAL ASSOCIATION, a national banking association, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

         WITNESS my hand and official seal.

                                                           Terri L. Smith
                                                           -------------------
                                                           Notary Public

My Commission Expires:

August 18, 1999

STATE OF ARIZONA              )
                              )       ss.
County of Maricopa            )

         On this 14th day of March, 1996, before me, the undersigned notary public, in and for said state, personally appeared James W. Brown, the Treasurer of PERFORMANCE INDUSTRIES, INC., an Ohio corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

         WITNESS my hand and official seal.


                                                           Terri L. Smith
                                                           -------------------
                                                           Notary Public


My Commission Expires:

August 18, 1999

                                   EXHIBIT "D"

                         BORROWER COMPLIANCE CERTIFICATE

         The undersigned, the [President/Chief Financial Officer] of Performance Camelback Development Corp., the managing member of Camelback Plaza Development L.C., an Arizona limited liability company (the "Company"), hereby certifies as follows:

         1. I am familiar with the agreements and instruments evidencing, securing or otherwise relating to the Restaurant Phase Construction Loan
Agreement dated as of June 24, 1994 between the Company and Caliber Bank ("Caliber"), as amended, including, without limitation, the Restaurant Phase Promissory Note dated June 24, 1994 from the Company in favor of Caliber in the original amount of $1,900,000, as amended (the "Note"), and the Restaurant Phase Leasehold Construction Deed of Trust and Security Agreement with Assignment of Rents and Fixture Filing dated June 24, 1994 from the Company in favor of Caliber, recorded on July 8, 1994 as Instrument No. 94-0528680, Records of Maricopa County, Arizona, as amended (collectively, the "Loan Documents").

         2. I am familiar with the Ground Lease dated December 15, 1976 between Bill J. Davis and Betty Davis, Ida E. Davis, William S. Davis and Robert J. Davis (collectively, "Ground Lessor"), as Lessor, and Douglas P. Simpson and Janice C. Simpson, d/b/a Bayshore Development Company ("Ground Lessee"), as Lessee, as amended (the "Ground Lease").

         3. In connection with this Certificate, I have reviewed the books and records of the Company and I am familiar with the affairs of the Company.

         4. The financial statements provided together with this Certificate present fairly, in all material respects, the financial position of the Company as of [insert appropriate date] and the results of its operations and cash flows for the period then ended in conformity with generally accepted accounting principles.

         5. To the undersigned knowledge, after diligent investigation, except as indicated below, the Company is not in default of any of its representations, warranties, covenants or agreements under the Loan Documents or the Ground Lease [if any Event of Default, or act, omission or event that with the passage of time and/or giving of notice would constitute an Event of Default, has occurred and is continuing, set forth details of such Event of Default or incipient Event of Default below and the action which the Company proposes to take with respect thereto]:

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

DATE:                                 , 199    .
     ---------------------------------     ----

                                               ---------------------------------
                                               [Name], [title]

                                   EXHIBIT "E"

                        GUARANTOR COMPLIANCE CERTIFICATE

         The undersigned, the [President/Chief Financial Officer] of Performance Industries, Inc., an Ohio corporation (the "Company"), hereby certifies as follows:

         1. I am familiar with the agreements and instruments evidencing, securing or otherwise relating to the Restaurant Phase Construction Loan
Agreement dated as of June 24, 1994 between the Company and Caliber Bank ("Caliber"), as amended, including, without limitation, the Restaurant Phase Promissory Note dated June 24, 1994 from the Company in favor of Caliber in the original amount of $1,900,000, as amended (the "Note"), and the Restaurant Phase Leasehold Construction Deed of Trust and Security Agreement with Assignment of Rents and Fixture Filing dated June 24, 1994 from the Company in favor of Caliber, recorded on July 8, 1994 as Instrument No. 94-0528680, Records of Maricopa County, Arizona, as amended, and the Unconditional Guarantee of Payment dated June 24, 1994 from the Company in favor of Caliber (collectively, the "Loan Documents").

         2. In connection with this Certificate, I have reviewed the books and records of the Company and I am familiar with the affairs of the Company.

         3. The financial statements provided together with this Certificate present fairly, in all material respects, the financial position of the Company as of [insert appropriate date] and the results of its operations and cash flows for the period then ended in conformity with generally accepted accounting principles.

         4. To the undersigned knowledge, after diligent investigation, except as indicated below, the Company is not in default of any of its representations, warranties, covenants or agreements under the Loan Documents [if any Event of Default, or act, omission or event that with the passage of time and/or giving of notice would constitute an Event of Default, has occurred and is continuing, set forth details of such Event of Default or incipient Event of Default below and the action which the Company proposes to take with respect thereto]:

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

DATE:                                 , 199    .
     ---------------------------------     ----

                                               ---------------------------------
                                                              [Name], [title]